EXHIBIT 99.3

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

Included in the unaudited pro forma condensed consolidated financial information presented herein are (i) unaudited pro forma condensed consolidated statements of income for the six months ended June 30, 2008 and for the years ended December 31, 2007, 2006 and 2005 that give effect to the spin-off of FMC Technologies’ FoodTech and Airport Systems segments, also known as John Bean Technologies Corporation, as if the spin-off had occurred on January 1, 2005 and (ii) an unaudited pro forma condensed consolidated balance sheet as of June 30, 2008 that gives effect to the spin-off of John Bean Technologies Corporation as if the spin-off had occurred on June 30, 2008.

The pro forma adjustments are derived from the best possible information and assumptions that management believes are reasonable. The pro forma adjustments may differ from those that will be calculated to report the FoodTech and Airport Systems segments as a discontinued operation in FMC Technologies’ future filings.

These unaudited pro forma financial statements are presented for illustrative purposes only and are not necessarily indicative of the operating results or the financial position that would have been achieved had the spin-off of John Bean Technologies Corporation been completed as of the dates indicated or of the results that may be obtained in the future. These unaudited pro forma financial statements and the accompanying notes should be read together with (i) FMC Technologies’ annual report on Form 10-K for the year ended December 31, 2007 and (ii) FMC Technologies’ quarterly report on Form 10-Q for the quarter ended June 30, 2008.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In millions, except per share amounts)

	For the six months ended June 30, 2008
	Historical	Adjustments (a)	Pro Forma
Revenue	$2,748.5	$530.3	$2,218.2
Costs and expenses:
Cost of sales	2,176.8	410.6	1,766.2
Selling, general and administrative expense	256.7	72.9	183.8
Research and development expense	32.5	11.8	20.7

Total costs and expenses	2,466.0	495.3	1,970.7
Minority interest	(1.0)		(1.0)
Other income (expense), net	(3.4)	1.9	(5.3)

Income before interest expense, net and income taxes	278.1	36.9	241.2
Interest income, net	0.1		0.1

Income before income taxes	278.2	36.9	241.3
Provision for income taxes	91.2	17.9	73.3

Income from continuing operations	$187.0	$19.0	$168.0

Basic earnings per share:
Income from continuing operations	$1.45		$1.30
Diluted earnings per share:
Income from continuing operations	$1.43		$1.28
Weighted average shares outstanding:
Basic	129.3		129.3
Diluted	131.2		131.2

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In millions, except per share amounts)

	For the year ended December 31, 2007
	Historical	Adjustments (a)	Pro Forma
Revenue	$4,615.4	$973.9	$3,641.5
Costs and expenses:
Cost of sales	3,653.0	739.7	2,913.3
Selling, general and administrative expense	452.2	140.5	311.7
Research and development expense	59.5	18.7	40.8

Total costs and expenses	4,164.7	898.9	3,265.8
Minority interest	(1.1)		(1.1)
Other income (expense), net	23.7	(6.1)	29.8

Income before interest expense, net and income taxes	473.3	68.9	404.4
Interest expense, net	(9.3)		(9.3)

Income before income taxes	464.0	68.9	395.1
Provision for income taxes	156.5	22.0	134.5

Income from continuing operations	$307.5	$46.9	$260.6

Basic earnings per share:
Income from continuing operations	$2.34		$1.98
Diluted earnings per share:
Income from continuing operations	$2.30		$1.95
Weighted average shares outstanding:
Basic	131.3		131.3
Diluted	133.8		133.8

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In millions, except per share amounts)

	For the year ended December 31, 2006
	Historical	Adjustments (a)	Pro Forma
Revenue	$3,755.6	$840.2	$2,915.4
Costs and expenses:
Cost of sales	2,998.4	630.1	2,368.3
Selling, general and administrative expense	403.4	132.4	271.0
Research and development expense	49.2	16.2	33.0

Total costs and expenses	3,451.0	778.7	2,672.3
Minority interest	(2.5)		(2.5)
Other income (expense), net	(0.4)	5.5	(5.9)

Income before interest expense, net and income taxes	301.7	67.0	234.7
Interest expense, net	(6.7)		(6.7)

Income before income taxes	295.0	67.0	228.0
Provision for income taxes	84.1	21.4	62.7

Income from continuing operations	$210.9	$45.6	$165.3

Basic earnings per share:
Income from continuing operations	$1.54		$1.21
Diluted earnings per share:
Income from continuing operations	$1.50		$1.18
Weighted average shares outstanding:
Basic	137.0		137.0
Diluted	140.3		140.3

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

(In millions, except per share amounts)

	For the year ended December 31, 2005
	Historical	Adjustments (a)	Pro Forma
Revenue	$3,107.0	$824.6	$2,282.4
Costs and expenses:
Cost of sales	2,512.0	626.4	1,885.6
Selling, general and administrative expense	354.3	125.6	228.7
Research and development expense	47.2	18.0	29.2

Total costs and expenses	2,913.5	770.0	2,143.5
Minority interest	(3.5)		(3.5)
Other income, net	24.5	1.6	22.9

Income before interest expense, net and income taxes	214.5	56.2	158.3
Interest expense, net	(5.4)		(5.4)

Income before income taxes	209.1	56.2	152.9
Provision for income taxes	76.9	20.0	56.9

Income from continuing operations	$132.2	$36.2	$96.0

Basic earnings per share:
Income from continuing operations	$0.96		$0.70
Diluted earnings per share:
Income from continuing operations	$0.93		$0.68
Weighted average shares outstanding:
Basic	138.0		138.0
Diluted	141.6		141.6

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2008

(In millions)

	Historical	Adjustments (b)	Receipt of cash from John Bean Technologies Corporation (c)	Pro Forma
Assets
Current assets:
Cash and cash equivalents	$278.2		$150.5	$428.7
Trade receivables, net	985.5	$163.1		822.4
Inventories	782.2	163.4		618.8
Assets of discontinued operations	2.5			2.5
Other current assets	622.7	32.7		590.0

Total current assets	2,671.1	359.2	150.5	2,462.4
Investments	36.7	9.2		27.5
Property, plant and equipment, net	647.8	133.0		514.8
Goodwill and intangible assets	279.9	35.9		244.0
Other assets	263.8	23.0		240.8

Total assets	$3,899.3	$560.3	$150.5	$3,489.5

Liabilities and stockholders’ equity
Current liabilities:
Short-term debt and current portion of long-term debt	$12.8			$12.8
Accounts payable, trade and other	567.0	$90.4		476.6
Advance payments and progress billings	839.4	102.2		737.2
Liabilities of discontinued operations	2.5			2.5
Other current liabilities	677.5	86.6		590.9

Total current liabilities	2,099.2	279.2		1,820.0
Long-term debt, less current portion	303.0			303.0
Other liabilities	355.5	86.9		268.6
Stockholders’ equity:
Common stock	1.4			1.4
Common stock held in treasury	(556.8)	(0.6)		(556.2)
Capital in excess of par value of common stock	711.2	197.2	$150.5	664.5
Retained earnings	958.9			958.9
Accumulated other comprehensive income (loss)	26.9	(2.4)		29.3

Total stockholders’ equity	1,141.6	194.2	150.5	1,097.9

Total liabilities and stockholders’ equity	$3,899.3	$560.3	$150.5	$3,489.5

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

FMC TECHNOLOGIES, INC. AND CONSOLIDATED SUBSIDIARIES

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

(Unaudited)

(a)	Represents the elimination of the financial results of the FoodTech and Airport Systems segments and directly incremental corporate divisions, which are included in the historical financial results of FMC Technologies, Inc., net of general corporate expenses that will remain with the continuing entity.

(b)	Represents the elimination of the net assets of the FoodTech and Airport Systems segments and directly incremental corporate divisions, which are included in the historical financial results of FMC Technologies, Inc., net of certain assets and liabilities that will remain with the continuing entity.

(c)	Reflects the receipt of a cash dividend paid from John Bean Technologies Corporation to FMC Technologies, Inc. in connection with the spin-off as stipulated in the Separation and Distribution Agreement.